UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Science Applications International Corporation

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on June 8, 2016.  Meeting Information  SCIENCE APPLICATIONS INTL CORP  Meeting Type: Annual Meeting  For holders as of: April 14, 2016  Date: June 8, 2016 Time: 9:00 AM EDT  Location:   Company Headquarters  1710 SAIC Drive  McLean, Virginia   You are receiving this communication because you hold  shares in the company named above.   This is not a ballot. You cannot use this notice to vote these  shares. This communication presents only an overview of  the more complete proxy materials that are available to you  on the Internet. You may view the proxy materials online at  www.proxyvote.com, scan the QR Barcode on the reverse side,  or easily request a paper copy (see reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.  This notice also constitutes Notice of the 2016 Annual Meeting  of Stockholders.  ATTN: STOCK PROGRAMS   1710 SAIC DRIVE   MCLEAN, VA 22102   E08623-P79391  See the reverse side of this notice to obtain  proxy materials and voting instructions.

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the following page)  and visit: www.proxyvote.com, or scan the QR Barcode below.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.   Please choose one of the following methods to make your request:   1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow    (located on the following page) in the subject line.  .  XXXX XXXX XXXX XXXX  .  XXXX XXXX XXXX XXXX  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.   Please make the request as instructed above on or before May 25, 2016 to facilitate timely delivery.   w  SCAN TO   VIEW MATERIALS & VOTE  How To Vote  Please Choose One of the Following Voting Methods  E08624-P79391  Vote In Person: All stockholders of record at April 14, 2016 (or holders in street name who have obtained a valid proxy) may vote in person at  the meeting. Directions to the Company Headquarters in McLean, Virginia are available at www.saic.com or by calling SAIC at 1-703-676-4300.  Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the  box marked by the arrow (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  Vote Confirmation: Starting on May 24, 2016, you can confirm how you voted by going to www.proxyvote.com and entering the information  in the box marked by the arrow . Please allow 24 hours after you submit your vote before confirming.  .  XXXX XXXX XXXX XXXX  .  XXXX XXXX XXXX XXXX

Voting Items  VOTE ON DIRECTORS - The Board of Directors recommends a vote  FOR each of the nominees listed below:  VOTE ON PROPOSAL 2 - The Board of Directors recommends a  vote FOR proposal 2.  1. Nominees:  2. Approve, by an advisory vote, executive compensation.   1a. Robert A. Bedingfield  VOTE ON PROPOSAL 3 - The Board of Directors recommends a  vote FOR proposal 3.   1b. Deborah B. Dunie  3. The ratification of the appointment of Deloitte & Touche LLP as  our independent registered public accounting firm for the fiscal  year ending February 3, 2017.   1c. Thomas F. Frist, III   1d. John J. Hamre   1e. Timothy J. Mayopoulos   1f. Anthony J. Moraco   1g. Donna S. Morea   1h. Edward J. Sanderson, Jr.   1i. Steven R. Shane  E08625-P79391

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